                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: February 08, 2000
                    Capita Equipment Receivables Trust 1996-1

 A New York                  Commission File               I.R.S. Employer
 Corporation                 NO. 333-08645                 No. 13-7097632


                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:                                                      FEBRUARY 8, 2000          PAYMENT DATE: FEBRUARY 15, 2000
COLLECTION PERIOD:                                                       JANUARY 31, 2000

ITEM 5. OTHER
   I. INFORMATION REGARDING THE CONTRACTS

       1.  CONTRACT POOL PRINCIPAL BALANCE
           a.    Beginning of Collection Period                           $                        300,752,710
           b.    End of Collection Period                                 $                        275,195,478
           c.    Reduction for Collection Period                          $                         25,557,232
       2.  DELINQUENT SCHEDULED PAYMENTS
     a.    Beginning of Collection Period                                 $                         13,471,248
           b.    End of Collection Period                                 $                         12,737,878
       3.  LIQUIDATED CONTRACTS
           a.    Number of Liquidated Contracts                                                            213
                 with respect to Collection Period
           b.    Required Payoff Amounts of Liquidated Contracts          $                          1,031,548
           c.    Total Reserve for Liquidation Expenses                   $                                 --
           d.    Total Liquidation Proceeds Received (1)                  $                            507,223
           e.    Liquidation Proceeds Allocated to Owner Trust            $                            440,475
           f.    Liquidation Proceeds Allocated to Depositor              $                             66,748
           g.    Current Realized Losses                                  $                            591,073
       4.  PREPAID CONTACTS
           a.    Number of Prepaid Contracts with respect                                                  250
                 to Collection Period
           b.    Required Payoff Amounts of Prepaid Contracts             $                          1,243,458
       5.  PURCHASED CONTRACTS (BY TCC)
           a.    Number of Contracts Purchased by TCC with                                                   0
                                                                                                            --
                 respect to Collection Period
           b.    Required Payoff Amounts of Purchased Contracts           $                                 --



6. DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)



                            ---------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                            NUMBER OF              % OF         AGGREGATE REQUIRED     REQUIRED PAYOFF
                                            CONTRACTS            CONTRACTS        PAYOFF AMOUNTS           AMOUNTS

                            ---------------------------------------------------------------------------------------------

a.    Current                                 37,623              88.39%          $ 254,536,263            88.40%
b.    31-60 days                               2,248               5.28%          $  15,060,152             5.23%
c.    61-90 days                               1,163               2.73%          $   7,363,168             2.56%
d.    91-120 days                                624               1.47%          $   5,225,755             1.81%
e.    120+ days                                  909               2.14%          $   5,748,018             2.00%
f.    Total                                   42,567             100.00%          $ 287,933,355           100.00%


7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

 ----------------------------------------------------------------------------------------------------------------------------------

                                      % OF                      % OF                    % OF                     % OF
                                   AGGREGATE                  AGGREGATE               AGGREGATE                AGGREGATE
                                REQUIRED PAYOFF            REQUIRED PAYOFF         REQUIRED PAYOFF          REQUIRED PAYOFF
                                    AMOUNTS                    AMOUNTS                 AMOUNTS                  AMOUNTS
     COLLECTION
        PERIODS               31-60 DAYS PAST DUE        61-90 DAYS PAST DUE    91-120 DAYS PAST DUE      120+ DAYS PAST DUE
 ----------------------------------------------------------------------------------------------------------------------------------

    01/31/00                          5.23%                      2.56%                   1.81%                    2.00%
    12/31/99                          5.71%                      2.87%                   1.63%                    1.87%
    11/30/99                          5.52%                      2.54%                   1.44%                    1.92%
    10/31/99                          5.83%                      2.31%                   1.53%                    1.92%
    09/30/99                          5.65%                      2.34%                   1.31%                    1.85%
    08/31/99                          5.08%                      2.06%                   1.62%                    1.68%
    07/31/99                          5.33%                      2.43%                   1.29%                    1.93%
    06/30/99                          5.02%                      2.43%                   1.52%                    1.70%
    05/31/99                          6.17%                      2.59%                   1.27%                    1.90%
    04/30/99                          5.66%                      2.37%                   1.08%                    1.71%
    03/31/99                          5.84%                      2.32%                   1.08%                    1.66%
    02/28/99                          6.98%                      2.44%                   1.30%                    1.80%
    01/31/99                          6.09%                      2.24%                   1.17%                    1.74%
    12/31/98                          5.94%                      1.90%                   1.23%                    1.45%
    11/30/98                          6.15%                      1.94%                   0.92%                    1.30%
    10/31/98                          4.92%                      1.55%                   0.90%                    1.28%
    09/30/98                          4.39%                      1.47%                   0.91%                    1.24%
    08/31/98                          4.08%                      1.59%                   0.83%                    1.00%
    07/31/98                          4.04%                      1.42%                   0.82%                    1.17%
    06/30/98                          3.90%                      1.37%                   0.77%                    1.41%
    05/31/98                          4.46%                      1.51%                   0.80%                    1.41%
    04/30/98                          4.47%                      1.54%                   0.98%                    1.25%
    03/31/98                          3.85%                      1.61%                   0.98%                    1.12%
    02/28/98                          6.83%                      2.00%                   0.79%                    1.09%
    01/31/98                          4.39%                      1.21%                   0.65%                    0.94%
    12/31/97                          3.50%                      1.25%                   0.54%                    0.85%
    11/30/97                          2.78%                      0.42%                   0.24%                    0.16%
    10/31/97                          3.64%                      1.07%                   0.45%                    0.73%
    09/30/97                          3.21%                      0.95%                   0.48%                    0.82%
    08/31/97                          3.58%                      0.95%                   0.50%                    0.80%
    07/31/97                          3.11%                      0.90%                   0.53%                    0.78%
    06/30/97                          3.53%                      0.90%                   0.57%                    0.69%
    05/31/97                          3.06%                      0.99%                   0.58%                    0.63%
    04/30/97                          2.99%                      1.08%                   0.47%                    0.64%
    03/31/97                          3.73%                      0.96%                   0.46%                    0.61%
    02/28/97                          3.70%                      0.97%                   0.55%                    0.55%
    01/31/97                          3.27%                      0.97%                   0.49%                    0.40%
    12/31/96                          4.10%                      0.96%                   0.39%                    0.20%
    11/30/96                          3.49%                      0.83%                   0.34%                    0.00%
    10/31/96                          2.90%                      0.64%                   0.01%                    0.01%


8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS


                                         ----------------------------------------------------------------------------
                                          COLLECTION        3 COLLECTION  6 COLLECTION PERIODS   CUMULATIVE SINCE
                                            PERIOD         PERIODS ENDING        ENDING            CUT-OFF DATE
                                          JANUARY-00         JANUARY-00        JANUARY-00

                                         ----------------------------------------------------------------------------

 a.    Number of Liquidated                  213                 856              2,152               22,743
       Contracts
 b.    Number of Liquidated                 0.076%             0.305%            0.767%               8.104%
       Contracts as a Percentage
       of Initial Contracts
 c.    Required Payoff Amounts of         1,031,548           4,616,963        11,995,533           135,904,131
       Liquidated Contracts
 d.    Liquidation Proceeds Allocated      440,475            2,503,615         5,053,121           33,966,086
       to Owner Trust
 e.    Aggregate Current Realized          591,073            2,113,348         6,942,412           101,938,045
       Losses
 f.    Aggregate Current Realized           0.019%             0.066%            0.218%               3.200%
       Losses as a Percentage of
       Cut-off Date Contract Pool

       Principal Balance


II. INFORMATION REGARDING THE SECURITIES

     1. SUMMARY OF BALANCE INFORMATION

      ----------------------------------------------------------------------------------------------------------------------------

                                          PRINCIPAL BALANCE AS OF    CLASS FACTOR AS OF   PRINCIPAL BALANCE AS   CLASS FACTOR AS OF
            CLASS            COUPON          FEBRUARY 15, 2000        FEBRUARY 15, 2000     JANUARY 18, 2000      JANUARY 18, 2000
                              RATE             PAYMENT DATE             PAYMENT DATE          PAYMENT DATE          PAYMENT DATE

      ----------------------------------------------------------------------------------------------------------------------------
a.    Class A-1 Notes       5.6000%                 $0                     0.00000               $0                  0.00000
b.    Class A-2 Notes       5.9500%                 $0                     0.00000               $0                  0.00000
c.    Class A-3 Notes       6.1100%                 $0                     0.00000               $0                  0.00000
d.    Class A-4 Notes       6.2800%             $14,182,509                0.03544           $40,747,392             0.10190
e.    Class B Notes         6.5700%            $178,500,000                1.00000          $178,500,000             1.00000
f.    Equity Certificates   6.7500%             $95,659,329                0.75021           $95,659,329             0.75021
g.    Total                   N.A.             $288,341,838                0.09052          $314,906,721             0.09888


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $287,933,355 and the CCA Balance is $57,147,453.



     2. MONTHLY PRINCIPAL AMOUNT
        a.    Principal Balance of Notes and Equity Certificates
              (End of Prior Collection Period)                                            $        314,906,721
        b.    Contract Pool Principal Balance (End of Collection Period)                  $        275,195,478
        c.    Monthly Principal Amount                                                    $         39,711,243
     3. GROSS COLLECTIONS
        a.    Scheduled Payments Received                                                 $         26,245,985
        b.    Liquidation Proceeds Allocated to Owner Trust                               $            440,475
        c.    Required Payoff Amounts of Prepaid Contracts                                $          1,243,458
        d.    Required Payoff Amounts of Purchased Contracts                              $                -
        e.    Proceeds of Clean-up Call                                                   $                -
        f.    Investment Earnings on Collection Account and Note Distribution Account     $              85,792
        g.    Extension Fees Allocated to Owner Trust                                     $                 -
        h.    Total Gross Collections (sum of (a) through (g))                            $         28,015,710
     4. DETERMINATION OF AVAILABLE FUNDS
        a.    Total Gross Collections                                                     $         28,015,710
        b.    Withdrawal from Cash Collateral Account                                     $            591,073
        c.    Total Available Funds                                                       $         28,606,783


5. APPLICATION OF AVAILABLE FUNDS


------------------------------------------------------------------------------------------------------------------------------
                      ITEM                                AMOUNT                                REMAINING AVAILABLE FUNDS

------------------------------------------------------------------------------------------------------------------------------
a.    Total Available Funds                                                                             $ 28,606,783
b.    Servicing Fee                                  $    313,284                                       $ 28,293,499
c.    Interest on Notes:
      i)   Class A-1 Notes                           $         -                                        $ 28,293,499
      ii)  Class A-2 Notes                           $         -                                        $ 28,293,499
      iii) Class A-3 Notes                           $         -                                        $ 28,293,499
      iv)  Class A-4 Notes                           $    213,245                                       $ 28,080,254
      v)   Class B Notes                             $    977,288                                       $ 27,102,967
d.    Interest on Equity                             $    538,084                                       $ 26,564,883
      Certificates
e.    Principal of Notes and
      Equity Certificates:
      i)   Class A-1 Notes                           $         -                                        $ 26,564,883
      ii)  Class A-2 Notes                           $         -                                        $ 26,564,883
      iii) Class A-3 Notes                           $         -                                        $ 26,564,883
      iv)  Class A-4 Notes                           $ 26,564,883                                       $        -
      v)   Class B Notes                             $         -                                        $        -
      vi)  Equity Certificates                       $         -                                        $        -
f.    Deposit to Cash                                $         -                                        $        -
      Collateral Account
g.    Amount to be applied in                        $         -                                        $        -
      accordance with CCA
      Loan Agreement
h.    Balance, if any, to Equity                     $         -                                        $        -
      Certificates




III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

     1. BALANCE RECONCILIATION


         --------------------------------------------------------------------------------------------------------
                                                                                       FEBRUARY 15, 2000
                                          ITEM                                           PAYMENT DATE

         --------------------------------------------------------------------------------------------------------
         a.    Available Cash Collateral Amount (Beginning)                            $  57,738,526
         b.    Deposits to Cash Collateral Account                                     $         -
         c.    Withdrawals from Cash Collateral Account                                $     591,073
         d.    Releases of Cash Collateral Account Surplus                             $         -
               (Excess, if any of (a) plus (b) minus (c) over (f))
         e.    Available Cash Collateral Amount (End)                                  $  57,147,453
               (Sum of (a) plus (b) minus (c) minus (d))
         f.    Requisite Cash Collateral Amount                                        $  63,704,600
         g.    Cash Collateral Account Shortfall                                       $   6,557,147
               (Excess, if any, of (f) over (e))
     2.        CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
         a.    For Payment Dates from, and including, the
               November 1996 Payment Date  to,
               and including, the October 1997 Payment Date
               1) Initial Cash Collateral Amount                                       $ 207,040,000
         b.    For Payment Dates from, and including, the
               November 1997 Payment Date until
               the Final Payment Date, the sum of
               1) 8% of the Contract Pool Principal Balance                            $  22,015,638
               2) The Aggregate Principal Balance of the Notes                         $  13,146,360
               and the Equity Certificate Balance less the
               Contract Pool Principal Balance
               3) Total ((1) plus (2))                                                 $  35,161,998
         c.    Floor equal to the lesser of
               1) 2% of Cut-Off Date Contract Pool Principal                           $  63,704,600
               Balance ($63,704,600); and
               2) the Aggregate Principal Balance of the Notes
               and the Equity Certificate Balance                                      $  63,704,600
         d.    Requisite Cash Collateral Amount
     3.        CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS                      $         -
         a.    Interest Shortfalls                                                     $     591,073
         b.    Principal Deficiency Amount
         c.    Principal Payable at Stated Maturity Date of                            $         -
               Class of Notes or Equity Certificates                                   $     591,073
         d.    Total Cash Collateral Account Withdrawals


IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES


     -----------------------------------------------------------------------------------------------------------
              DISTRIBUTION                        CLASS A-1                  CLASS A-2              CLASS A-3
                AMOUNTS                             NOTES                      NOTES                  NOTES

     -----------------------------------------------------------------------------------------------------------

     1. Interest Due                             $        -                $         -              $         -
     2. Interest Paid                            $        -                $         -              $         -
     3. Interest Shortfall                       $        -                $         -              $         -
     ((1) minus (2))
     4. Principal Paid                           $        -                $         -              $         -
     5. Total Distribution Amount                $        -                $         -              $         -
     ((2) plus (4))




     ---------------------------------------------------------------------------------------------------------------------
                 DISTRIBUTION                     CLASS A-4                   CLASS B            EQUITY
                   AMOUNTS                          NOTES                      NOTES          CERTIFICATES     TOTALS

     ---------------------------------------------------------------------------------------------------------------------

     1. Interest Due                             $    213,245              $ 977,288        $ 538,084      $ 1,728,616
     2. Interest Paid                            $    213,245              $ 977,288        $ 538,084      $ 1,728,616
     3. Interest Shortfall                       $        -                $ -              $ -            $ -
     ((1) minus (2))
     4. Principal Paid                           $ 26,564,883              $ -              $ -            $ 26,564,883
     5. Total Distribution Amount                $ 26,778,128              $ 977,288        $ 538,084      $ 28,293,499
     ((2) plus (4))



V. INFORMATION REGARDING OTHER POOL CHARACTERISTICS

        --------------------------------------------------------------------------------------------------------------
                                                              AS OF END OF           AS OF END OF
                       ITEM                                    JANUARY-00             DECEMBER-99
                                                           COLLECTION PERIOD       COLLECTION PERIOD

        --------------------------------------------------------------------------------------------------------------

    1.  ORIGINAL CONTRACT CHARACTERISTICS
        a.    Original Number of Contracts                      280,634                  N.A.
        b.    Cut-Off Date Contract Pool                     3,185,229,329               N.A.
              Principal Balance
        c.    Original Weighted Average                       38.6 months                N.A.
              Remaining Term
        d.    Weighted Average                                56.1 months                N.A.
              Original Term
    2.  CURRENT CONTRACT CHARACTERISTICS
        a.    Number of Contracts                                42,567                 44,935
        b.    Average Contract                                   6,465                   6,693
              Principal Balance
        c.    Weighted Average                                    20.2                   20.4
              Remaining Term


VI. CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1 PREPAYMENT SCHEDULE

                   -------------------------------------------------------------------------------------------------
                   PAYMENT DATE                     SINCE ISSUE     PAYMENT DATE                     SINCE ISSUE
                     PERIOD                            CPR            PERIOD                            CPR

                   -------------------------------------------------------------------------------------------------

                     0            Oct-96
                     1            Nov-96             10.866%            22       Aug-98                 7.327%
                     2            Dec-96              7.964%            23       Sep-98                 7.253%
                     3            Jan-97              8.606%            24       Oct-98                 7.147%
                     4            Feb-97              8.254%            25       Nov-98                 7.198%
                     5            Mar-97              7.615%            26       Dec-98                 7.079%
                     6            Apr-97              7.211%            27       Jan-99                 7.208%
                     7            May-97              8.268%            28       Feb-99                 7.415%
                     8            Jun-97              7.752%            29       Mar-99                 7.485%
                     9            Jul-97              7.784%            30       Apr-99                 7.965%
                    10            Aug-97              7.781%            31       May-99                 8.545%
                    11            Sep-97              7.506%            32       Jun-99                 8.120%
                    12            Oct-97              7.348%            33       Jul-99                 8.446%
                    13            Nov-97              7.346%            34       Aug-99                 8.506%
                    14            Dec-97              6.629%            35       Sep-99                 8.419%
                    15            Jan-98              6.741%            36       Oct-99                 8.134%
                    16            Feb-98              7.251%            37       Nov-99                 7.903%
                    17            Mar-98              6.870%            38       Dec-99                 7.818%
                    18            Apr-98              7.200%            39       Jan-00                 7.613%
                    19            May-98              7.072%            40       Feb-00                 7.561%
                    20            Jun-98              6.870%
                    21            Jul-98              7.232%



VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

      A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID
      CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, Chase Manhattan
   Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on February 15, 2000.

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                            AT&T CAPITAL CORPORATION

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer